Exhibit 10.8
Guaranty
To The CIT Group/Equipment Financing Inc.
900 Ashwood Parkway, 6th Floor

Address
Atlanta                                                            GA                    30338

City                                                                State                Zip Code
Each of us severally requests you to extend credit to or to purchase security agreements, leases, notes, accounts and/or other obligations (herein generally termed “paper”) of or from or otherwise to do business with
American Railcar Industries, Inc.                                                            St. Charles                    MO

Company                                                                                                          City                          State
hereinafter called the “Company,” and to induce you so to do and in consideration thereof and of benefits to accrue to each of us therefrom, each of us, as a primary obligor, jointly and severally and unconditionally guarantees to you that the Company will fully and promptly pay and perform all its present and future obligations to you, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured and whether originally contracted with you or otherwise acquired by you, irrespective of any invalidity or unenforceability of any such obligation or the insufficiency, invalidity or unenforceability of any security therefor; and agrees, without your first having to proceed against the Company or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you from the Company and all losses, costs, attorneys’ fees or expenses which may be suffered by you by reason of the Company’s default or default of any of the undersigned hereunder; and agrees to be bound by and on demand to pay any deficiency established by a sale of paper and/or security held, with or without notice to us. This guaranty is an unconditional guarantee of payment and performance. No guarantor shall be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of the Company or any of us to you, or to protect the property covered by such security interest.
No termination hereof shall be effected by the death of any or all of us. No termination shall be effective except by notice sent to you by certified mail return receipt requested naming a termination date effective not less than 90 days after the receipt of such notice by you; or effective as to any of us who has not given such notice; or affect any transaction effected prior to the effective date of termination.
Each of us waives: notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by the Company; any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which any of us may now or hereafter have against the Company or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Company’s property (including, without limitation, property collateralizing its obligations to you), arising from the existence or performance of this guaranty; all exemptions and homestead laws and any other demands and notices required by law; all setoffs and counterclaims; any and all defenses based on suretyship or any other applicable law, including without limitation all rights and defenses arising out of (i) an election of remedies by you even though that election of remedies may have destroyed rights of subrogation and reimbursement against the Company by operation of law or otherwise, (ii) protections afforded to the Company pursuant to antideficiency or similar laws limiting or discharging the Company’s obligations to you, (iii) the invalidity or unenforceability of this guaranty, (iv) the failure to notify any of us of the disposition of any property securing the obligations of the Company, (v) the commercial reasonableness of such disposition or the impairment, however caused, of the value of such property, and (vi) any duty on your part (should such duty exist) to disclose to any of us any matter, fact or thing related to the business operations or condition (financial or otherwise) of the Company or its affiliates or property, whether now or hereafter known by you.
You may at any time and from time to time, without our consent, without notice to us and without affecting or impairing the obligation of any of us hereunder, do any of the following:

(a)	renew, extend (including extensions beyond the original term of the respective item of paper), modify (including changes in interest rates), release or discharge any obligations of the Company, of its customers, of co-guarantors (whether hereunder or under a separate instrument) or of any other party at any time directly or contingently liable for the payment of any said obligations;

(b)	accept partial payments of said obligations;

(c)	accept new or additional documents, instruments or agreements relating to or in substitution of said obligations;

5-SA-477 (10/96) Guaranty - Continuing (excluding Kentucky and Louisiana)	Page 1 of 3

d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of said obligations and the security therefor in any manner.
e) consent to the transfer or return of the security, take and hold additional security or guaranties for said obligations;
f) amend, exchange, release or waive any security or guaranty; or
g) bid and purchase at any sale of paper or security and apply any proceeds or security, and direct the order and manner of sale.
If a claim is made upon you at any time for repayment or recovery of any amounts(s) or other value received by you, from any source, in payment of or on account of any of the obligations of the Company guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:
a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or
b) any settlement or compromise of any such claim,
We shall remain jointly and severally liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as if such amount(s) had never been received by you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of the Company. This guaranty shall bind our respective heirs, administrators, representatives, successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign any item or items of paper, we hereby waiving notice of any such assignment. All of your rights are cumulative and not alternative.
By execution of this guaranty each guarantor hereunder agrees to waive all rights to trial by jury in any action, proceeding, or counterclaim on any matter whatsoever arising out of, in connection with, or related to this guaranty.
Executed ____________________________________________________

Individual	NOTE: Individual guarantors must sign without titles. Sign “John Smith,” not “John Smith, President.”
Guarantors	Use street addresses, not P.O. Boxes.

Individually

Home Address

Individually

Home Address

Individually

Home Address

Individually

Home Address

Witness

Home Address

5-SA-477 (10/96) Guaranty - Continuing (excluding Kentucky and Louisiana)

Corporate
Guarantors
NOTE: Enter exact name of corporation on first blank line, followed by city, state and zip code.

ACF Industries, Incorporated

Name of Corporation

St. Charles	MO	63301

City	State	Zip Code

By /s/ Umesh Choksi	Title Treasurer
Have signed by President, Vice President or Treasurer.

By	Title

CORPORATE SEAL

/s/ Nancy Collins

Attest	Asst. Secretary

Name of Corporation

City	State	Zip Code

By	Title
Have signed by President, Vice President or Treasurer.

By	Title

CORPORATE SEAL

Attest	Secretary

5-SA-477 (10/96) Guaranty - Continuing (excluding Kentucky and Louisiana)

RIDER TO GUARANTY BY ACE INDUSTRIES, INCORPORATED, AS GUARANTOR (“GUARANTOR”) TO THE CIT GROUP/EQUIPMENT FINANCING, INC., AS LESSOR (“CIT OR LESSOR”) FOR THE BENEFIT OF AMERICAN RAILCAR INDUSTRIES, INC., AS LESSEE (“LESSEE”)
[ILLEGIBLE]

	(i)	within 120 days after the end of each fiscal year of the Guarantor, consolidated balance sheets of the Guarantor and its Consolidated Subsidiaries as at the end of such fiscal year and Consolidated Statements and Statements of profit and loss and surplus of the Guarantor’s Railcar Operations, all prepared in accordance with generally accepted principles and practices of accounting consistently applied, and certified by KPMG or such other independent certified public accountants as are selected by the Guarantor and are satisfactory to CIT;

	(ii)	within 60 days after the end of each of the first three quarters of each fiscal year of the Guarantor, a consolidated balance sheet of the Guarantor and its Consolidated Subsidiaries as at the end of such quarter and Consolidated Statements and Statements of profit and loss and surplus of the Guarantor’s Railcar Operations for such period, all prepared in accordance with generally accepted principles and practices of accounting consistently applied and

	(iii)	from time to time, such further information regarding the business affairs and financial condition of the railcar manufacturing and leasing business activities of Guarantor and its Consolidated Subsidiaries as CIT may reasonable require; provided, however, that Guarantor shall not be required to furnish copies of any filings with the Securities and Exchange Commission as to which confidential treatment has been granted.

(b)	As used herein:

	(iii)	“Consolidated Statement and Consolidating Statements” means financial statements of the Guarantor and its Consolidated Subsidiaries on a consolidated basis

 (ii)       “Consolidated Subsidiary” means any Subsidiary (whether now existing or hereafter organized or acquired) which shall at any time be consolidated with the Guarantor.
(iii)       “Subsidiary” means any corporation at least the majority of whose securities having ordinary voting power for the election of directors are at the time owned by the Guarantor and/or one or more of its other Subsidiaries.
GUARANTOR:
ACF Industries, Incorporated
LESSOR:
The CIT Group/Equipment Financing, Inc.

BY:	/s/ Umesh Choksi

TITLE:	Treasurer

BY:	/s/ Mike Hampton

TITLE:	MIKE HAMPTON

ASSISTANT VICE PRESIDENT